Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Repon of Lion Copper Corp. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2026 (the “Repon”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

1.	The Repon fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2026	/s/ Maria Milagros Paredes
Maria Milagros Paredes
Principal Financial Officer